Exhibit 26(g) i. a. 2.

AMENDMENT to

ALL REINSURANCE AGREEMENTS

(as documented in the attached Exhibit I)

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

GENERALI USA LIFE REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective January 1, 2012, the Amendment Effective Date, the following information regarding the Long Term Care (LTC) Rider will be added to the Accepted Coverages provision in the Agreements:

1.	Effective January 1, 2012 through December 31, 2012, the LTC rider shall be eligible for reinsurance as a rider on the base product for
a.	the Whole Life Legacy 100 product, and
b.	Term and Perm into the Whole Life Legacy 100 product.

2.	Effective January 1, 2013 and later, the LTC rider shall be eligible for reinsurance as a rider on the base product for
a.

the five traditional permanent products listed (Whole Life Legacy 100, Limited Pay Whole Life – LP10, Limited Pay Life to Age 65 – LP65, Whole Life Legacy High Early Cash Value and Whole Life Legacy 20 Pay), and

b.	Term and Perm into any of the five traditional permanent products listed above.

A description of the LTC rider reinsurance coverage is in the attached EXHIBIT II.

This Amendment is meant to apply to reinsurance directly written on products for which the LTC rider is available, as well as to reinsurance on              to products for which the LTC rider is available.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	8-28-12

Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	8-28-12

Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	8-28-12

Peter G. Ferris
Second Vice President & Actuary

GENERALI USA LIFE REASSURANCE COMPANY

By:	/s/ David A Gates	Date:	8/17/2012

Print name:	David A Gates

Title:	SVP

GENERALI USA LIFE REASSURANCE COMPANY

By:	/s/ Nancy Pike	Date:	8/17/2012

Print name:	Nancy Pike

Title:	Asst Registrar

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EXHIBIT I

Coverage Effective Date	Generali No.	Coverage Description
August 30, 2010		Vantage Term 2010 Series
July 15, 2008		Limited Pay WL (LP-10), Limited Pay Life to Age 65 (LP-65), Whole Life High Early Cash Value (HECV
November 1, 2005		SUL Guard/3/4
November 1, 2005		UL Guard/II/3/4
May 1, 2001		Variable UL II
January 1, 2001		Fac Excess Agreement
January 1, 2000		WL/2007 Series WL/WL Legacy 100
January 1, 2000		2000 Series Modified WL and HECV First Dollar Quota Share Agreement
February 1, 1992		Fac Salvage
August 1, 1990		Fac Salvage

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EXHIBIT II: Long Term Care Rider

The Long Term Care Rider (LTC) allows             .

1.	If a .

If a             .

        .

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        .

TABLE A

Sample Life Expectancy After LTC Benefits Paid

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AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS listed in Exhibit I

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

GENERALI USA LIFE REASSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective July 30, 2012, the Amendment Effective Date, the Agreements are hereby revised to include             . The              guidelines in the attached Exhibit II shall be added to the Underwriting Guidelines section of the automatic reinsurance Agreements listed in the attached Exhibit I.

The Individual risk must be underwritten by the Ceding Company in accordance with its standard underwriting practices and Underwriting Guidelines. The Ceding Company will notify the Reinsurer of any             . The parties agree that any future updates will be communicated by             .

It is understood however that the Reinsurer reserves the right to              this Agreement for              prior written notice if the Ceding Company              its Underwriting Guidelines and the Reinsurer does             . The Ceding Company and the Reinsurer, prior to             , will make

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a         .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11-19-12

Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11-19-12

Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11-19-12

Peter G. Ferris
Vice President & Actuary

GENERALI USA LIFE REASSURANCE COMPANY

By:	/s/ David A. Gates	Date:	11/12/2012

Print name:	David A Gates

Title:	SVP

GENERALI USA LIFE REASSURANCE COMPANY

By:	/s/ Nancy Pike	Date:	11/12/2012

Print name:	Nancy Pike

Title:	Asst. Registrar

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Exhibit I

Effective Date of Agreement	Description	TAI Code	Generali No

5/1/2001	VUL II

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Exhibit II

        .

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•	Guidelines .

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        .

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•	Note:.

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